Strength in Community Banking

NASDAQ: HFWA

HERITAGE FINANCIAL CORPORATION

Acquisition of Northwest Commercial Bank September 2012 Heritage Financial Corporation Exhibit 99.2

This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, which can be identified by words such as “may,”
“expected,” “anticipate,” “continue,” or other comparable words. In addition, all statements other than statements of historical facts that address activities that Heritage
Financial Corporation (“HFWA”) expects or anticipates will or may occur in the future are forward-looking statements. Readers are encouraged to read the SEC reports of HFWA, particularly its Form 10-K for the fiscal year ended December 31, 2011, for meaningful cautionary language discussing why actual results may vary materially from those anticipated by management. Specific risks in this presentation include whether Northwest
Commercial Bank (“NCB”) shareholders approve the merger, whether the companies receive regulatory approval for the merger, whether the conditions to closing are satisfied, the timing of the closing and management’s ability to effectively integrate the companies, whether the companies have accurately predicted acquisition and consolidation expenses, the timing and amount of savings from consolidation, and the expected earnings contributions of both companies.
Forward Looking Statement

Kirkland
Bainbridge Island
Silverdale
Seattle
Bellevue
Mercer Island
Manchester
East Port Orchard
Shorewood
White Center
Issaquah
Skyway
Vashon
Burien
Renton
Des Moines
SeaTac
Kent
Woodmont Beach
Covington
Gig Harbor
Auburn
Federal Way
Tacoma
University Place
Fircrest
Fife
Edgewood
Sumner
Steilacoom
Midland
Puyallup
Bonney Lake
Lakewood
Parkland
Fredrickson
HFWA branch location
NCB branch location

NCB will be merged into Heritage Bank
Fill-in footprint in Puget Sound Region
Expansion into the Auburn market
Consolidation of Lakewood branches
Fits HFWA’s overall growth strategy in the Pacific Northwest
Attractive NCB loan portfolio mix, which is 76% Commercial
Real Estate and Commercial & Industrial loans
Deposit base with 18% non-interest bearing demand
deposits
Financially attractive deal pricing and structure with
conservative modeling assumptions
Source: SNL Financial, NCB regulatory call report data, as of 6/30/2012
NCB Financial Overview (6/30/2012):
Total Assets ($000s) 72,153 $
Total Loans ($000s) 52,697 $
Total Deposits ($000s) 63,206 $
Total Equity ($000s) 8,373 $
Tangible Common Equity ($000s) 6,321 $
Loans / Deposits (%) 83.4%
Date Established 7/29/2002
# of Branches 2
Expanding Pacific Northwest Franchise

Consideration Mix at Closing 100% cash
Purchase Price Per
Common Share
$5.50
Aggregate Deal Value at Closing
(Common Shareholders)
$3.0 million
Earn-Out/Contingent Consideration Approximately $1.8 million based on sale of certain OREO assets
Earn-Out Period Prior to 12/31/2013
Required Approvals Customary regulatory approvals and
approval of NCB shareholders
Anticipated Closing Q4 2012
Due Diligence Comprehensive due diligence completed, including preliminary 3
rd
party fair value assessment
EPS Impact
Immediately accretive
(excluding one-time deal costs)
Tangible Book Value
Per Share Impact
Less than 2.00% dilution
Transaction Overview

Deal Value /
Tangible Book Value*
47%
Preliminary Loan
Fair Value Adjustment
Approximately -8.0%
Potential contingent cash consideration based on proceeds from sale of certain OREO assets prior to 12/31/2013
HFWA will establish a contingent liability on day-1 for potential earn-out consideration
NCB’s $2.0 million of TARP preferred securities held by U.S. Treasury will be redeemed prior to closing
* Consideration at closing, exclusive of potential contingent consideration. Tangible book value as of 6/30/2012
Transaction Pricing & Additional Details

Non-Interest Bearing Demand 20.5%
NOW & Int. Bearing Demand 26.7%
MMDA 15.3%
Savings 9.9%
CDs 27.6%

Non-Interest Bearing Demand 17.9%
NOW & Int. Bearing Demand 12.3%
MMDA 15.4%
Savings 3.7%
CDs 50.7%

Non-Interest Bearing Demand 20.3%
NOW & Int. Bearing Demand 26.0%
MMDA 15.4%
Savings 9.5%
CDs 28.8%

Balance
($000s)
% of
Total
Deposits
Non-Interest Bearing Demand 239,058 $      20.3%
NOW & Int. Bearing Demand 305,594 $      26.0%
MMDA 180,646 $      15.4%
Savings 112,240 $      9.5%
CDs 339,014 $      28.8%
Total Deposits 1,176,552 $  100.0%
Int. Bearing Deposits 937,494 $      79.7%
Non-CDs 837,538 $      71.2%
Cost of Deposits 0.44%
Cost of Interest Bearing Deposits 0.55%
Balance
($000s)
% of
Total
Deposits
Non-Interest Bearing Demand 11,292 $         17.9%
NOW & Int. Bearing Demand 7,848 $           12.3%
MMDA 9,737 $           15.4%
Savings 2,309 $           3.7%
CDs 32,020 $         50.7%
Total Deposits 63,206 $         100.0%
Int. Bearing Deposits 51,914 $         82.1%
Non-CDs 31,186 $         49.3%
Cost of Deposits 0.79%
Cost of Interest Bearing Deposits 0.96%
Balance
($000s)
% of
Total
Deposits
Non-Interest Bearing Demand 227,766 $      20.5%
NOW & Int. Bearing Demand 297,746 $      26.7%
MMDA 170,909 $      15.3%
Savings 109,931 $      9.9%
CDs 306,994 $      27.6%
Total Deposits 1,113,346 $  100.0%
Int. Bearing Deposits 885,580 $      79.5%
Non-CDs 806,352 $      72.4%
Cost of Deposits 0.42%
Cost of Interest Bearing Deposits 0.53%

HFWA NCB
Pro-Forma
Source: HFWA 10-Q and SNL Financial, NCB regulatory call report data, as of 6/30/2012
Note: Pro-Forma does not include purchase accounting or merger related adjustments
Pro-Forma Deposit Mix (6/30/2012)

HFWA NCB Pro-Forma
Source: HFWA 10-Q and SNL Financial, NCB regulatory call report data, as of 6/30/2012
Note: Pro-Forma does not include purchase accounting or merger related adjustments
* Loans acquired in FDIC-assisted transactions
Pro-Forma Loan Mix (6/30/2012)
C & I
32.2%
CRE - OO
21.7%
CRE - NOO &
Multi.
29.6%
1- 4 Fam.
4.8%
Constr. (1 - 4)
2.7%
Constr. & Land
(Other)
5.4%
Consumer &
Other
3.6%
C & I
27.1%
CRE - OO
30.3%
CRE - NOO &
Multi.
21.8%
1-4 Fam.
11.1%
Constr. (1 - 4)
1.2%
Constr. & Land
(Other)
4.8%
Consumer &
Other
3.7%
C & I
32.5%
CRE - OO
21.2%
CRE - NOO &
Multi.
30.1%
1- 4 Fam.
4.4%
Constr. (1 - 4)
2.8%
Constr. & Land
(Other)
5.4%
Consumer &
Other
3.6%
Balance
($000s)
% of
Total
Loans
Commercial & Industrial 278,194 $    32.5%
Owner-Occupied CRE 180,982 $    21.2%
Non-Own. Occ. CRE & Multifam. 257,263 $    30.1%
1 - 4 Family Residential 37,752 $      4.4%
Construction (1 - 4 Family) 24,132 $      2.8%
Construction & Land (Other) 46,457 $      5.4%
Consumer & Other 30,749 $      3.6%
Total Originated Loans 855,529 $    100.0%
Net Deferred Loan Fees (1,896) $
Plus: Acquired Loans* 178,270 $
Gross Loans 1,031,903 $
Yield on Loans 6.63%
Gross Loans / Deposits (%) 92.7%
Balance
($000s)
% of
Total
Loans
Commercial & Industrial 14,311 $      27.1%
Owner-Occupied CRE 16,051 $      30.3%
Non-Own. Occ. CRE & Multifam. 11,496 $      21.8%
1 - 4 Family Residential 5,844 $        11.1%
Construction (1 - 4 Family) 649 $            1.2%
Construction & Land (Other) 2,527 $        4.8%
Consumer & Other 1,943 $        3.7%
Total Originated Loans 52,821 $      100.0%
Net Deferred Loan Fees (124) $
Plus: Acquired Loans* - $
Gross Loans 52,697 $
Yield on Loans 5.94%
Gross Loans / Deposits (%) 83.4%
Balance
($000s)
% of
Total
Loans
Commercial & Industrial 292,505 $    32.2%
Owner-Occupied CRE 197,033 $    21.7%
Non-Own. Occ. CRE & Multifam. 268,759 $    29.6%
1 - 4 Family Residential 43,596 $      4.8%
Construction (1 - 4 Family) 24,781 $      2.7%
Construction & Land (Other) 48,984 $      5.4%
Consumer & Other 32,692 $      3.6%
Total Originated Loans 908,350 $    100.0%
Net Deferred Loan Fees (2,020) $
Plus: Acquired Loans* 178,270 $
Gross Loans 1,084,600 $
Yield on Loans 6.59%
Gross Loans / Deposits (%) 92.2%

Non-Performing Assets ($000s)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Non-Accrual Loans / Gross Loans (%)
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
$1,463
$4,010
6.68%
$1,420
$4,629
7.84%
$2,382
$3,412
6.04%
$4,365
$1,441
2.67%
$4,313
$1,277
2.42%
OREO
Non-Accrual Loans
Non-Accrual Loans / Gross Loans

Significant credit resolution over the last twelve months, resulting with migration to OREO
Currently 22.8% of total non-performing assets from non-accrual loans and 77.2% from OREO
Source: SNL Financial, NCB regulatory call report data
Note: Non-performing assets excludes restructured loans
NCB - Meaningful Credit Progress

Shoreline
Kirkland
Seattle
Bellevue
Bremerton
National Forest
Kent
Tacoma
Federal Way
University Place
Montesano
Olympia
Centralia
Chehalis
Mt. Rainier N.P.
WASHINGTON
UNITED STATES
Chelan
Ellensburg
Yakima
Sunnyside
Grandview
Yakama Indian Reservation
Gifford Pinchot National Forest
Longview
Goldendale
Hood River
Stevenson
The Dalles
Vancouver
Portland
Hillsboro
Aloha
McMinnville
Moro
Mount Hood National Forest
HFWA branch location
NCB branch location

Fits into HFWA’s acquisition strategy to enhance
Pacific Northwest footprint
Financially attractive deal pricing and structure with
conservative modeling assumptions
HFWA tangible common equity to tangible assets
estimated to be 13.2% post closing
HFWA management team will continue to prudently
evaluate future acquisition opportunities
Continue strategy to build one of the premier
banking franchises in the Pacific Northwest
Concluding Thoughts